EXHIBIT 10(xxi)

                                                    CONFORMED

                                    As of February 22, 1994



Orion Capital Corporation
30 Rockefeller Plaza
New York, New York 10112

Attention:  Vincent T. Papa,
            Vice President

Dear Mr. Papa:

     Reference is made to (i) the Loan Agreement (the "Loan Agreement") dated March 8, 1993 by and between Orion Capital Corporation, a Delaware corporation (the "Borrower"), the banks signatory thereto (the "Banks) and National Westminster Bank USA, as Agent (the "Agent"). Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

     This letter confirms our agreement that the Loan Agreement is hereby amended by:

     1.  Amending the definition of "Significant Subsidiaries" in
Article I by deleting "EBI," in the second line thereof.

     2. Deleting "15" in the first line of subsection 5.11(a) and substituting "30" therefor.

     3.  Amending Section 7.4 by:

         (i)   deleting "and" at the end of subsection 7.4(c);

         (ii) inserting "acquire all or substantially all of the capital stock of EBIC or" after "may" in the first line of subsection 7.4(d);

        (iii) deleting "(i)" and "(ii)" in the fourth and sixth lines, respectively of subsection 7.4(d) and substituting "(A)" and "(B)", respectively, therefor; and

        (iv) deleting the period at the end of subsection 7.4(d) and substituting "; and" therefor and inserting the following new subsection 7.4(e) thereafter:

              "(e)Orion Capital Companies, Inc. may acquire all or substantially all of the capital stock of DPIC Companies, Inc. and EBI Companies, Inc."

Orion Capital Corporation
As of February 22, 1994
Page 2


     4. Deleting "(b)" in the eighth line of Section 7.7 and substituting "(c)" therefor and by inserting "(b) the dissolution of EBI and Design Professionals Financial Corporation;" after the semi-colon in the eighth line thereof.

     5. Inserting "(i) any termination in connection with the dissolution of EBI or Design Professionals Financial Corporation or
(ii)" after "except" in the fourth line of subsection 7.12(a).

     6. Deleting Schedule 3.1 in its entirety and substituting the attached Schedule 3.1 therefor.

     7. Whether or not expressly referred to in paragraphs 1 through 6 above, each other provision of the Loan Agreement shall be deemed amended hereby to the extent necessary consistent with and to effectuate the provisions hereof.

     All references in the Loan Agreement, the Loan Documents and all other instruments, documents and agreements executed and delivered pursuant to any of the foregoing to the "Loan Agreement", shall be deemed to refer to the Loan Agreement as amended and supplemented by this Amendment.

     The Borrower hereby represents and warrants to the Agent and the Banks:

     1. After giving effect to this Amendment, each and every one of the representations and warranties set forth in Article 3 of the Loan Agreement is true in all respects as of the date hereof and there exists no Default or Event of Default under the Loan Agreement, and no event which, with the giving of notice or lapse of time or both, would constitute an Event of Default.

     2. It has full power and authority to enter into, and has taken all proper and necessary corporate action to authorize this Amendment.

     3. This Amendment has been duly executed and delivered and constitutes the valid and legally binding obligation of the Borrower, enforceable in accordance with its terms.

     This Amendment shall be binding upon and inure to the benefit of the Borrower and its successors and to the benefit of the Agent and the Banks and their successors and assigns.

Orion Capital Corporation
As of February 22, 1994
Page 3

     Except as amended hereby, the Loan Agreement shall remain in full force and effect in accordance with its terms.

     THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

                                Sincerely,

                                NATIONAL WESTMINSTER BANK USA,
                                  as Agent and a Bank

                                By /s/ Robert M. Carley
                                  --------------------------------
                                       Robert M. Carley

                                       Vice President        Title


                                FLEET BANK, NATIONAL ASSOCIATION


                                By /s/ Jan-Gee W. McCollam
                                  ---------------------------------
                                       Jan-Gee W. McCollam

                                       Senior Vice President  Title


                                SHAWMUT BANK CONNECTICUT, N.A.

                                By /s/ Jeffrey L. Seavey
                                  --------------------------------
                                       Jeffrey L. Seavey

                                       Vice President        Title


                                CONTINENTAL BANK N.A.

                                By /s/ Janet R. Gates
                                  ---------------------------------
                                       Janet R. Gates

                                       Vice President         Title

Orion Capital Corporation
As of February 22, 1994
Page 4


                                SANWA BANK CALIFORNIA

                                By /s/ John E. Linder
                                   -------------------------------
                                        John E. Linder

                                        Vice President       Title


                                STATE STREET BANK AND TRUST
                                  COMPANY

                                By /s/ Edward M. Anderson
                                  ---------------------------------
                                       Edward M. Anderson

                                       Vice President         Title




ACCEPTED AND AGREED:

ORION CAPITAL CORPORATION


By /s/ Vincent T. Papa
  -------------------------------------
       Vincent T. Papa

  Vice President & Treasurer      Title























                          AMENDMENT NO. 2 TO
                            LOAN AGREEMENT


          AMENDMENT NO. 2 dated the 9th day of November, 1994 by and between ORION CAPITAL CORPORATION, a Delaware corporation (the "Borrower"), the Banks that have executed the signature pages hereto (individually, a "Bank" and collectively, the "Banks") and NATIONAL WESTMINSTER BANK USA, a national banking association, as Agent for the Banks (in such capacity, the "Agent").

                      W I T N E S S E T H:


          WHEREAS:
          (A) The Borrower, the Banks and the Agent entered into a Loan Agreement dated March 8, 1993 (as amended by a letter agreement dated as of February 22, 1994, the "Loan Agreement") pursuant to which the Banks agreed to make loans to the Borrower;
         (B) The Borrower desires that the Loan Agreement be amended in certain respects;
         (C) The Banks are willing to amend the Loan Agreement upon the terms and subject to the conditions of this Amendment No. 2; and
         (D) Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Loan Agreement;
         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

     ARTICLE 1     AMENDMENTS TO LOAN AGREEMENT.
     ---------     -----------------------------

   Subject to the satisfaction of the conditions contained in
Article 5 hereof, the Loan Agreement is hereby amended as follows:
         1.01        Article 1 of the Loan Agreement is hereby
amended by:
         (a) Deleting the definitions set forth opposite the capitalized terms set forth below and substituting therefor the following definitions:
                    Applicable Margin:  as of any date of
     determination thereof, the applicable percentage set forth in the table below based upon the type of Loan and the rating of the Senior Notes (or any refinancing thereof which is senior unsecured long-term debt, without third party credit enhancement) as determined by each of Standard & Poor's Corporation, Moody's Investors Service, Inc. and Duff & Phelps Credit Rating Co. as at such date of determination:

                     EURODOLLAR                    PRIME RATE
RATINGS               LOANS          CD LOANS        LOANS
- --------            ----------       ---------     -----------

A-/A3 and higher       0.50%           0.75%          -0-
BBB+/Baa1              0.70%           0.85%          -0-
BBB/Baa2               0.90%           1.00%          -0-
BBB-/Baa3              1.10%           1.20%          -0-
BB+/Ba1 and lower      1.30%           1.40%          -0-

; provided, however, that in the event the rating of the Senior Notes (or such refinancing thereof) as determined by each of Standard & Poor's Corporation, Moody's Investors Service, Inc. and Duff & Phelps Credit Rating Co. shall not be equivalent, then the rating of the two such rating agencies that are equivalent shall be used in determining the Applicable Margin, or, if none of the ratings of such rating agencies are equivalent, then the rating of the rating agency that is the middle rating shall be used in determining the Applicable Margin; provided, further, that if any of Standard & Poor's Corporation, Moody's Investors Service, Inc. or Duff & Phelps Credit Rating Co. shall cease to issue a rating of the Senior Notes (or such refinancing thereof) and the rating of the Senior Notes (or such refinancing thereof) of the two remaining rating agencies is not equivalent, the rating of the rating agency that is the higher rating shall be used in determining the Applicable Margin; provided, further, that if none of Standard & Poor's Corporation, Moody's Investors Service, Inc. or Duff & Phelps Credit Rating Co. shall issue a rating of the Senior Notes (or such refinancing), then the Agent and the Borrower shall negotiate in good faith to agree upon a substitute rating agency (and to correlate the system of ratings of such substitute rating agency with that of the rating agency for which it is substituting) and after such substitute rating agency is agreed upon, the foregoing determination shall be made on the basis of the rating assigned by such substitute rating agency provided that such substitute rating agency shall have been approved by the Majority Banks."

          "Commitment(s): as to each Bank, the respective amounts set forth opposite such Bank's name on the signature pages to Amendment No. 2 under each of the captions "Term Loan Commitment" and "Revolving Credit Commitment", as the case may be, as such amounts shall and/or may be reduced in accordance with the terms hereof."

          "Consolidated Net Worth: the sum of: (a) the common stock equity and preferred stock (including, without limitation, the Preferred Stock) equity of the Borrower, plus (without duplication) (b) the amount of capital surplus and retained earnings (or in the case of a deficit, minus the deficit); all of which shall be determined in accordance with generally accepted accounting principles consistently applied except (i) to the extent that an inconsistency results from compliance with financial accounting standards adopted by the Borrower after March 8, 1993 with which the Borrower's independent certified public accountants concur and (ii) that Consolidated Net Worth shall be determined excluding the effects of classifying fixed maturity investments as other than "held to maturity" in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standard number 115 since December 31, 1993."

          Fee(s):  as defined in subsection 2.7(f) hereof."

          Net Loss: for any fiscal year, the consolidated net loss (if any) of the Borrower and its consolidated Subsidiaries as reported in their consolidated financial statements delivered pursuant to Section 5.1 hereof, but shall exclude: (i) any extraordinary gains or losses; (ii) the cumulative effects of any accounting changes pursuant to generally accepted accounting principles, (iii) the effects of classifying fixed maturity investments as other than "held to maturity" in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standard number 115; and (iv) any gains (or losses) after taxes recognized by the Borrower or any of its Subsidiaries upon the sale of any GNC Stock."

               "Revolving Credit Commitment: as to each Bank, the amount set forth opposite such Bank's name on the signature pages of Amendment No. 2 under the caption "Revolving Credit
Commitment"."

               "Revolving Credit Commitment Termination Date:
December 31, 1999."

     (b) Adding thereto the following definitions in the appropriate alphabetical order:

               "Amendment No. 2: Amendment No. 2 to Loan Agreement dated the Second Amendment Closing Date between the Borrower, the Banks and the Agent."

               "Second Amendment Closing Date:  November 9, 1994."

               "Second Amendment Fee:  as defined in Subsection
2.7(e) hereof."

     1.02 Section 1.2 of the Loan Agreement is hereby amended by inserting "as provided in the definitions of Consolidated Net Worth and Net Loss in Section 1.1 hereof and" after "except" in the fourth line thereof.
     1.03 Section 2.4(b) of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:
               "(b) The Revolving Credit Loans made by each Bank shall be evidenced by a single promissory note of the Borrower to such Bank in substantially the form of Exhibit A to Amendment No.
2 (each, a "Revolving Credit Note" and collectively, the "Revolving Credit Notes" and, together with the Term Notes, each a "Note" and collectively, the "Notes"). Each Revolving Credit Note shall be dated the Second Amendment Closing Date, shall be payable to the order of such Bank in a principal amount equal to such Bank's

Revolving Credit Commitment as in effect on the Second Amendment
Closing Date (after giving effect to Amendment No. 2), and shall otherwise be duly completed. The Revolving Credit Notes shall be payable as provided in subsection 2.1(b) hereof."

     1.04      Subsections 2.5(a)(i) and 2.5(e) of the Loan
Agreement are each hereby deleted in their entirety and the following substituted therefor:
                           "[INTENTIONALLY OMITTED]"

     1.05 Subsection 2.5(c) of the Loan Agreement is hereby amended by deleting "2.5(a)(i) and" from the fifth line thereof.
     1.06 Section 2.7 of the Loan Agreement is hereby amended by deleting subsection 2.7(e) in its entirety and substituting the following therefor:
               "(e) Simultaneously with the execution and delivery of Amendment No. 2, the Borrower shall pay to the Agent, for the account of the Banks, pro rata according to their respective Revolving Credit Commitments, a non-refundable facility fee (the "Second Amendment Fee") in an aggregate amount equal to Seventy-five Thousand Dollars ($75,000.00).

               (f)  The Revolving Credit Commitment Fee, the Term
Loan Commitment Fee, the Facility Fee, the Agency Fee and the
Second Amendment Fee are hereinafter sometimes referred to individually as a "Fee" and collectively, as the "Fees"."

     1.07 Section 2.10 of the Loan Agreement is hereby amended by adding a new sentence at the end thereof to read as follows:

               "Each change in the Applicable Margin as a result of a change in the rating of the Senior Notes (or any refinancing thereof as provided in the definition of Applicable Margin) shall become effective, (a) on the date upon which such change in rating occurs with respect to Prime Rate Loans and (b) on the first day of each Interest Period commencing after the date upon which such change in rating occurs with respect to Eurodollar Loans and CD Loans."

     1.08 Section 3.5 of the Loan Agreement is hereby amended by deleting "$4,000,000" in the third line thereof and substituting "$7,000,000" therefor.
     1.09 Section 3.6 of the Loan Agreement is hereby amended by deleting "$4,000,000" in the seventh and eleventh lines thereof and substituting in each case "$7,000,000" therefor.
     1.10 Section 5.4 of the Loan Agreement is hereby amended by deleting "$1,000,000" in the tenth line thereof and substituting "$5,000,000" therefor.
     1.11 Section 6.7 of the Loan Agreement is hereby amended by deleting "Four Million Dollars ($4,000,000)" in the seventh line thereof and substituting "Seven Million Dollars ($7,000,000)" therefor.
     1.12 Subsection 6.9(a) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:
               "(a)Have and maintain as at the last day of each fiscal quarter during the periods set forth below a Consolidated Net Worth of not less than the respective amounts set forth opposite each such period:

                                            Minimum Consolidated
Period                                           Net Worth
- -------                                      --------------------

March 8, 1993 through
and including December 31, 1993                   $260,000,000

January 1, 1994 through
and including October 31, 1994                    $285,000,000

November 1, 1994 through
and including December 31, 1994                   $330,000,000

January 1, 1995 through
and including December 31, 1995                   $345,000,000

January 1, 1996 through
and including December 31, 1996                   $360,000,000

January 1, 1997 through
and including December 31, 1997                   $375,000,000

January 1, 1998 through
and including December 31, 1998                   $390,000,000

January 1, 1999 through
and including December 31, 1999                   $405,000,000

provided, however, that (1) the amounts set forth above shall be increased automatically by an amount equal to all gains after taxes recognized by the Borrower or any Subsidiary upon the sale of any GNC Stock held by it (including, without limitation, by the amount of all gains recognized upon the sale of the initial 300,000 shares of GNC Stock sold by the Borrower and/or its Subsidiaries referred to below) provided that such amounts shall be increased in accordance with this clause (1) only after the date on which the Borrower and its Subsidiaries have sold, in the aggregate, more than 300,000 shares of GNC Stock after the date of this Agreement; and (2) the amounts set forth above shall be decreased automatically by an amount equal to the purchase price paid (less any broker's commission paid in connection with any such repurchase) by the Borrower for the repurchase of its common stock after September 30, 1994 provided that such amounts shall be decreased in accordance with this clause (2) only after the date on which the Borrower has repurchased in the aggregate more than 200,000 shares of its common stock after September 30, 1994."

     1.13 Subsection 7.2(d) of the Loan Agreement is hereby amended by deleting "$3,000,000" in the ninth line thereof and substituting "$7,000,000" therefor.
     1.14 Subsection 7.3(g) of the Loan Agreement is hereby amended by deleting "$5,000,000" in the fourth line thereof and substituting "$7,000,000" therefor.
                                -7-

     1.15 Subsection 7.4(d) of the Loan Agreement is hereby amended by deleting clause (B) thereof in its entirety and substituting the following therefor:
               "(B)the aggregate amount of the consideration (whether Cash, notes or other forms of payment) paid by the Borrower for or in all such purchases permitted under this subsection 7.4(d) after the Second Amendment Closing Date would not exceed the lesser of (x) an amount equal to fourteen percent (14%) of the tangible net worth of the Borrower and its consolidated Subsidiaries (as determined in accordance with generally accepted accounting principles) as at the fiscal quarter most recently completed prior to the date of such purchase and (y) $50,000,000."

     1.16 Section 7.13 of the Loan Agreement is hereby amended by deleting "$5,000,000" in the fourth line thereof and substituting "$10,000,000" therefor.
     1.17 Section 7.14 of the Loan Agreement is hereby amended by deleting the chart contained therein and substituting the following therefor:
        "Fiscal Year                     Policyholders' Surplus
        ------------                     -----------------------

           1993                               $220,000,000
           1994                               $275,000,000
           1995                               $290,000,000
           1996                               $305,000,000
           1997                               $320,000,000
           1998                               $335,000,000
           1999                               $350,000,000"

     1.18 Section 7.16 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:
               "Section 7.16 Net Loss.

          With respect to the Borrower and its consolidated
Subsidiaries, have a Net Loss in each of two consecutive fiscal years and which combined exceed $25,000,000."

     1.19 Section 8.4 of the Loan Agreement is hereby amended by deleting "$5,000,000" in the last line thereof and substituting "$10,000,000" therefor.
     1.20 Section 8.7 of the Loan Agreement is hereby amended by (a) deleting "$5,000,000" in the third and eleventh lines thereof and substituting "$10,000,000" therefor and (b) deleting "$10,000,000" in the fourth and eleventh lines thereof and substituting "$20,000,000" therefor.
     1.21 Section 10.6 of the Loan Agreement is hereby amended by deleting the first sentence thereof in its entirety and substituting the following therefor:
     "No modification, amendment or waiver of or with respect to any provision of this Agreement, any Notes, or any of the other Loan Documents and all other agreements, instruments and documents delivered pursuant hereto or thereto, nor any departure by the Borrower from any of the terms or conditions hereof or thereof, shall in any event be effective unless it shall have been consented to in writing by the Agent and each Bank, except that any modification or amendment of, or waiver or departure by the Borrower with respect to, Articles 1 (other than the definition of "Majority Banks" set forth in Section 1.1 hereof), 3, 4 (provided, however, that the consummation of a Loan by a Bank shall be deemed, with respect to such Loan only, to have the effect of such Bank consenting to the waiver of, or departure from, any term or provision of Article 4 that has not been satisfied as of the date of consummation of such Loan), 5, 6, 7, 8 (other than Sections 8.1 or 8.6 hereof) and 10 (other than this Section 10.6) may be consented to in writing by the Majority Banks, which written consent shall be signed by the Agent upon the direction of such Majority Banks."

     1.22 Section 10.9 of the Loan Agreement is hereby amended by deleting paragraphs (a) and (c) thereof in their entirety and substituting the following therefor:
                                -9-

                                  "(a)If to the Borrower:

                                  Orion Capital Corporation
                                  600 Fifth Avenue
                                  New York, New York 10020
                                  Attention: Mr. Vincent T. Papa
                                             Vice President and
                                             Treasurer
                                  Telecopier No.: (212) 581-7261

                                  with a copy to:

                                  Donovan Leisure Newton & Irvine
                                  30 Rockefeller Plaza
                                  New York, New York 10112
                                  Attention: John J. McCann, Esq.
                                  Telecopier No.: (212) 632-3315"

                                  "(c)If to the Agent:

                                  National Westminster Bank USA,
                                   as Agent
                                  592 Fifth Avenue
                                  New York, New York 10036
                                  Attention:  Mr. David C. Tesher
                                              Vice President
                                  Telecopier No.:  (212) 602-2080

                                  with a copy (other than in the
                                  case of Borrowing Notices and
                                  reports and other documents
                                  delivered in compliance with
                                  Article 5 hereof) to:

                                  Winston & Strawn
                                  175 Water Street
                                  New York, New York 10038
                                  Attention:  Marc C. Lewis, Esq.
                                  Telecopier No.:  (212) 858-4700"

     1.23 The Loan Agreement is hereby amended by deleting the schedules thereto in their entirety and substituting therefor the schedules attached to Amendment No. 2 as Exhibit B.
                                -10-

     ARTICLE 2.  AMENDED AND RESTATED REVOLVING CREDIT NOTES.
                 --------------------------------------------

     2.01 Simultaneously with the execution and delivery of this Amendment No. 2, the Borrower shall execute and deliver to each Bank an Amended and Restated Revolving Credit Note in substitution for, and in restatement of, the indebtedness evidenced by the Revolving Credit Note of such Bank. Upon the execution of the Amended and Restated Revolving Credit Note and delivery thereof by the Borrower to such Bank, such Bank shall mark its existing Revolving Credit Note "Amended and Restated by Substitution of Amended and Restated Revolving Credit Note" and shall return it to the Borrower. All interest accrued and unpaid on the existing Revolving Credit Note through the date of execution and delivery of the Amended and Restated Revolving Credit Note shall be evidenced by and payable under the Amended and Restated Revolving Credit Note.

     ARTICLE 3.     ACKNOWLEDGMENTS AND CONFIRMATIONS.
                    -----------------------------------

     3.01      The Borrower acknowledges and confirms that:
                    (a) the term "Obligations" as used in the Loan Documents (or any other term used therein to refer to the Indebtedness, liabilities and obligations of the Borrower to a
Bank) includes, without limitation, Indebtedness, liabilities and obligations to such Bank under the Loan Agreement, as amended by
                                -11-
this Amendment No. 2, and the Amended and Restated Revolving Credit
Note;
                    (b) all references in the Loan Agreement, the other Loan Documents and in any other agreement, instrument and document executed and delivered pursuant to any of the foregoing to the "Loan Agreement" and, in the case of the Loan Agreement to "this Agreement", shall be deemed to refer to the Loan Agreement, as amended hereby; and
                    (c) all references in the Loan Agreement,the other Loan Documents and in any other agreement, instrument or document executed and delivered pursuant to any of the foregoing to the "Notes" or the "Revolving Credit Notes" shall be deemed to refer to the Amended and Restated Revolving Credit Notes.

     ARTICLE 4.     REPRESENTATIONS AND WARRANTIES.
                    -------------------------------

     4.01 The Borrower represents and warrants to the Agent and the Banks that:
               (a) without giving effect to the amendments to the Loan Agreement set forth in this Amendment No. 2, each of the representations and warranties set forth in Article 3 of the Loan Agreement is true in all respects as of the date hereof and with the same effect as though made on the date hereof, and is hereby incorporated herein in full by reference as if fully restated herein in its entirety, except for changes in the ordinary course
                                -12-
of business, which are not, either singly or in the aggregate, materially adverse to the business or financial condition of the Borrower and its Subsidiaries taken as a whole;
               (b) without giving effect to the amendments to the Loan Agreement set forth in this Amendment No. 2, as of the date hereof, there exists no Event of Default under the Loan Agreement, and no event which, with the giving of notice or lapse of time, or both, would constitute such an Event of Default;
               (c) it has the power to execute, deliver and perform this Amendment No. 2 and each of the Amended and Restated Revolving Credit Notes. The Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment No. 2 and each of the Amended and Restated Revolving Credit Notes. No consent or approval of any Person (including, without limitation, any stockholder), no consent or approval of any landlord or mortgagee, no waiver of any Lien or right of distraint or other similar right and no consent, license, approval, authorization or declaration of any governmental authority, bureau or agency, is required in connection with the execution, delivery or performance by the Borrower, or the validity or enforcement of this Amendment No. 2 and each of the Amended and Restated Revolving Credit Notes;
               (d) the execution and delivery by it of this Amendment No. 2 and each of the Amended and Restated Revolving
                                -13-

Credit Notes and performance by it hereunder and thereunder, will not violate any provision of law and will not conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or its certificate of incorporation or by-laws, or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which it is a party, or by which it is bound or any of its properties or assets is affected, or result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with its business; and
               (e) this Amendment No. 2 and the Amended and
Restated Revolving Credit Notes have been duly executed and delivered by it and each constitutes the valid and legally binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

     ARTICLE 5.     CONDITIONS.
                    -----------

     5.01    The effectiveness of the amendments contained in
Article 1 of this Amendment No. 2 shall be subject to the satisfaction of the following conditions:
     (a) The Borrower shall have executed and delivered this Amendment No. 2;
     (b) The Borrower shall have executed and delivered to each Bank its Amended and Restated Revolving Credit Note against surrender of the outstanding Revolving Credit Notes;
     (c) The Agent shall have received: (i) (A) a copy of the certificate of incorporation of the Borrower certified by the secretary of state of the state of the Borrower's incorporation and
(B) a certificate of the secretary of the Borrower to the effect that the certificate of incorporation and by-laws of the Borrower delivered to the Agent pursuant to the Loan Agreement have not been amended, modified or changed in any respect and are in full force and effect as of the Second Amendment Closing Date; (ii) copies of all corporate action taken by the Borrower to authorize the execution, delivery and performance of this Amendment No. 2 and each of the Amended and Restated Revolving Credit Notes and the transactions contemplated hereby and thereby, certified as true, correct and complete by its secretary; and (iii) an incumbency certificate (with specimen signatures) with respect to the Borrower;
                                -15-

     (d) Donovan Leisure Newton & Irvine, counsel to the Borrower, shall have delivered its opinion to the Agent and the Banks, in form and substance satisfactory to the Agent and its counsel;
     (e) (i) There shall exist no Event of Default or Default under the Loan Agreement; and
          (ii) The representations and warranties contained in
Article 4 of this Amendment No. 2 shall be true and correct with the same effect as though made on the Second Amendment Closing Date, and the Agent shall have received a certificate dated the Second Amendment Closing Date signed by an officer of the Borrower to the foregoing effect;
     (f) All legal matters incident to this Amendment No. 2 shall be satisfactory to counsel to the Agent;
     (g) The Borrower shall have paid to the Agent for the ratable benefit of the Banks the Second Amendment Fee of $75,000; and
     (h) The Borrower shall have paid to the Agent all reasonable legal fees and disbursements incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment No. 2 and the Amended and Restated Revolving Credit Notes, and any documents, instruments and agreements required hereby or thereby.
                                -16-

     ARTICLE 6.     MISCELLANEOUS; NO WAIVER.
                    -------------------------

     6.01 The provisions of Article 10 of the Loan Agreement shall govern this Amendment No. 2 with respect to the subject matter set forth therein. THIS AMENDMENT NO. 2, THE AMENDED AND RESTATED REVOLVING CREDIT NOTES, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS ACKNOWLEDGED, AMENDED AND CONFIRMED HEREBY, AND ALL OTHER DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH AND THEREWITH, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     6.02 Whether or not the transactions contemplated by this Amendment No. 2 are consummated (unless the failure to consummate the transactions contemplated by this Amendment No. 2 is solely the result of any action or inaction of the Agent or the Banks), the Borrower will pay all fees and out-of-pocket expenses of the Agent and Banks incurred in connection with such transactions, including all reasonable fees and disbursements of legal counsel to the Agent.
     6.03 Except as specifically amended herein, the Loan Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms.
     6.04 This Amendment No. 2 may be signed in any number of counterparts which, when taken together, shall constitute one and the same document.
                                -17-

     IN WITNESS WHEREOF, the undersigned has executed this Amendment on the date first above written.

                                ORION CAPITAL CORPORATION


                                By:/s/ Vincent T. Papa
                                   -----------------------------
                                Title: Vice President & Treasurer

Term Loan Commitment:              NATIONAL WESTMINSTER BANK USA,
$13,333,333.33                        as Agent and as a Bank


Revolving Credit                   By /s/ David C. Tesher
Commitment:                          ----------------------------
$8,000,000.00                            David C. Tesher
                                         Vice President


                                   Lending Office for Prime Rate
                                   Loans, Eurodollar Loans and
                                   CD Loans:

                                   592 Fifth Avenue
                                   New York, New York 10036
                                   Attention:  David C. Tesher
                                               Vice President

                                   Address for Notices:

                                   National Westminster Bank USA
                                   592 Fifth Avenue
                                   New York, New York 10036
                                   Attention:  David C. Tesher
                                               Vice President

                                   Telex: 232369
                                   Answer-Back Code:  NBNA UR
                                   Telecopier:  (212) 602-2080

Term Loan Commitment:              FLEET BANK, NATIONAL ASSOCIATION
$10,000,000.00


Revolving Credit
Commitment:                        BY /s/ Jan-Gee W. McCollam
$6,000,000.00                         ----------------------------
                                        Jan-Gee W. McCollam
                                        Senior Vice President


                                   Lending Office for Prime Rate
                                   Loans:

                                   One Constitution Plaza
                                   Hartford, Connecticut 06115

                                   Lending Office for CD Loans
                                   and Eurodollar Loans:

                                   One Constitution Plaza
                                   Hartford, Connecticut 06115
                                   Attention: Jan-Gee W. McCollam
                                             Senior Vice President


                                   Address for Notices:

                                   One Constitution Plaza
                                   Hartford, Connecticut 06115
                                   Attention:  Jan-Gee W. McCollam
                                             Senior Vice President

                                   Telecopier:  (203) 244-5391
                                   Telephone:   (203) 244-5975

Term Loan Commitment:              SHAWMUT BANK CONNECTICUT, N.A.
$10,000,000.00

Revolving Credit                   By /s/ Thomas E. McKinlay
Commitment:                           -----------------------------
$6,000,000.00                           Thomas E. McKinlay
                                         Vice President

                                   Lending Office for Prime Rate
                                   Loans:

                                   777 Main Street
                                   Hartford, Connecticut 06115

                                   Lending Office for CD Loans
                                   and Eurodollar Loans:

                                   777 Main Street
                                   Hartford, Connecticut 06115
                                   Attention:  Thomas E. McKinlay
                                               Vice President

                                   Address for Notices:

                                   Shawmut Bank Connecticut, N.A.
                                   Insurance Industry MSN 250
                                   777 Main Street
                                   Hartford, Connecticut 06115
                                   Attention:  Thomas E. McKinlay
                                               Vice President

                                   Telecopier:  (203) 240-1264

Term Loan Commitment:              BANK OF AMERICA ILLINOIS
$6,666,666.67

Revolving Credit                   By /s/ John R. Wolak
Commitment:                          -----------------------------
$4,000,000.00                             Vice President    Title



                                   Lending Office for Prime Rate
                                   Loans:

                                   231 S. LaSalle Street
                                   Chicago, Illinois 60697

                                   Lending Office for CD Loans
                                   and Eurodollar Loans:

                                   231 S. LaSalle Street
                                   Chicago, Illinois 60697
                                   Attention:  John R. Wolak

                                   Address for Notices:

                                   Bank of America Illinois
                                   Insurance Division 10th Floor
                                   231 S. LaSalle Street
                                   Chicago, Illinois 60697

                                   Attention:  Deborah Lacy

                                   Telex No.:   25233
                                   Answer-Back Code: CON
                                   Telecopier:  (312) 987-0889

Term Loan Commitment:              SANWA BANK CALIFORNIA
$5,000,000.00

Revolving Credit                   By /s/ John C. Hyche
Commitment:                          ----------------------------
$3,000,000.00                          John C. Hyche
                                       Vice President

                                   Lending Office for Prime Rate
                                   Loans:

                                   601 South Figueroa Street
                                   Los Angeles, California 90017

                                   Lending Office for CD Loans
                                   and Eurodollar Loans:

                                   601 South Figueroa Street
                                   Los Angeles, California 90017
                                   Attention:  John C. Hyche
                                               Vice President

                                   Address for Notices:

                                   601 South Figueroa Street
                                   Los Angeles, California 90017
                                   Attention:  John C. Hyche, VP
                                               Insurance &
                                               Financial Services

                                   Telex No.:   823038
                                   Answer-Back Code:  SANWALA
                                   Telecopier:  (213) 896-7282

Term Loan Commitment:              STATE STREET BANK AND TRUST
$5,000,000.00                      COMPANY

Revolving Credit                   By /s/ Edward M. Anderson
Commitment:                           -----------------------------
3,000,000.00                              Vice President    Title



                                   Lending Office for Prime Rate
                                   Loans:

                                   225 Franklin Street
                                   Boston, Massachusetts 02110

                                   Lending Office for CD Loans
                                   and Eurodollar Loans:

                                   225 Franklin Street
                                   Boston, Massachusetts 02110
                                   Attention:  Edward M. Anderson
                                               Vice President (AH2)

                                   Address for Notices:

                                   State Street Bank and Trust
                                   Company of Connecticut, N.A.
                                   Insurance Service Division
                                   50 Main Street, Suite 1114
                                   Hartford, Connecticut 06103
                                   Attention:  Robert P. Engvall,
                                               Jr. Vice President

                                   Telex No.:   200139
                                   Answer-Back Code:  STATE UR
                                   Telecopier:  (203) 244-1889

                            EXHIBIT A
                                TO
                          AMENDMENT NO. 2
                         TO LOAN AGREEMENT


                   FORM OF AMENDED AND RESTATED
                       REVOLVING CREDIT NOTE


$                                            New York, New York
  ----------------                           November 9, 1994


          FOR VALUE RECEIVED, the undersigned, ORION CAPITAL CORPORATION, a Delaware corporation (the "Borrower"), hereby
promises to pay to the order of                             (the
"Bank") on December 31, 1999 or on such earlier date as is provided for in the Loan Agreement dated March 8, 1993 by and among the Borrower, the Banks signatory thereto and National Westminster Bank USA, as agent for such Banks (in such capacity, the "Agent") (as heretofore amended and as it may from time to time be further amended, modified or supplemented, hereinafter referred to as the
"Loan Agreement") the principal sum of  DOLLARS ($             )
(or such lesser amount as shall be equal to the aggregate unpaid principal amount of the Revolving Credit Loans (as defined in the Loan Agreement) made by the Bank under the Loan Agreement), and to pay interest on the unpaid principal amount of each Revolving Credit Loan from the date thereof at the rates per annum and for the periods set forth in or established by the Loan Agreement and calculated as provided therein.

          All indebtedness outstanding under this Note shall bear interest (computed in the same manner as interest on this Note prior to maturity) at the Post-Default Rate (as such term is defined in the Loan Agreement) for all periods when an Event of Default has occurred and is continuing, commencing on the occurrence of such Event of Default until such Event of Default has been cured or waived as acknowledged in writing by the Agent and the Banks pursuant to Section 10.6 of the Loan Agreement, and all such interest shall be payable on demand.

          Anything herein to the contrary notwithstanding, the obligation of the Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Bank to the extent that the Bank's receipt thereof would not be permissible under the law or laws applicable to the Bank limiting rates of interest which may be charged or collected by the Bank. Any such payments of interest which are not made as a result of the limitation referred to in the preceding sentence shall be made by the Borrower to the Bank on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to the Bank limiting rates of interest which may be charged or collected by the Bank.

          Payment of both principal and interest on this Note are to be made at the office of the Agent at 592 Fifth Avenue, New York, New York 10036, or such other place as the holder hereof shall designate to the Borrower in writing, in lawful money of the United States of America in immediately available funds.

          This Note is one of the Amended and Restated Revolving Credit Notes referred to in the Loan Agreement (as amended by Amendment No. 2 (as defined in the Loan Agreement)), is subject to prepayment upon the terms and conditions thereof and is entitled to the benefits thereof.

          The Bank is hereby authorized by the Borrower to record on the schedule annexed to this Note (or on a supplemental schedule thereto) the amount of each Revolving Credit Loan made by the Bank to the Borrower and the amount of each payment or prepayment of principal of such Loans received by the Bank, it being understood, however, that failure to make any such notation shall not affect the rights of the Bank or the obligations of the Borrower hereunder in respect of this Note. The Bank may, at its option, record such matters in its internal records rather than on such schedule.

          Upon the occurrence of any Event of Default, as defined in the Loan Agreement, the principal amount of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Loan Agreement.

          Without limiting Section 10.1 of the Loan Agreement, the Borrower shall pay all costs and expenses of collection, including, without limitation, all reasonable attorneys' fees and disbursements in the event that any action, suit or proceeding is brought by the holder hereof to collect this Note.

         THIS NOTE SHALL BE GOVERNED BY AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS RULES PERTAINING TO CONFLICTS OF LAWS.

                                         ORION CAPITAL CORPORATION

                                         By
                                            ----------------------
                                                              Title
                                -26-

                           SCHEDULE TO
                       AMENDED AND RESTATED
                       REVOLVING CREDIT NOTE



          This Note evidences Revolving Credit Loans made under the within described Loan Agreement, in the principal amounts, and on the dates set forth below, subject to the payments or prepayments of principal set forth below:


                  Principal    Principal
Date    Type of   Amount       Amount Paid    Balance
Made    Loan      of Loan      or Prepaid    Outstanding  Initials
- -----   -----     ----------   -----------   -----------  ---------

                            EXHIBIT B
                                TO
                          AMENDMENT NO. 2
                         TO LOAN AGREEMENT



                         REVISED SCHEDULES
                         ------------------






































                                -28-